                       KEY EXECUTIVE RETENTION AGREEMENT

         This Agreement is dated effective as of April 24, 2001 and is entered into by and between  Timberline  Software  Corporation,  an Oregon corporation
("TIMBERLINE")  having its principle  place of business at 15195 NW Greenbrier
Parkway, Beaverton, Oregon and Curtis L. Peltz (the "Executive").

                                   Recitals

         WHEREAS,  TIMBERLINE  considers the retention of its chief  executive officer to be essential to  protecting  and  enhancing  the best  interests of
TIMBERLINE and its shareholders; and

         WHEREAS,  the  Executive  has made and is  expected  to make,  due to
Executive's intimate knowledge of the business and affairs of TIMBERLINE,  its policies,  methods,  personnel and problems, a significant contribution to the profitability, growth and financial strength of TIMBERLINE; and

         WHEREAS, TIMBERLINE, as a publicly held corporation,  recognizes that the possibility always exists that a Change in Control may occur and that such possibility,  and the uncertainty and questions which it may raise, particular for that  person  serving as the chief  executive  officer of a publicly  held corporation,  may result in the departure or  distraction  of the Executive in the performance of the  Executive's  duties to the detriment of TIMBERLINE and its shareholders; and

         WHEREAS,  Executive is willing to remain in the employ of  TIMBERLINE upon the  understanding  that  TIMBERLINE  will provide  income  security if a
Change of Control  occurs under certain terms and conditions set forth in this
Agreement; and

         WHEREAS,   it  is  in  the  best  interests  of  TIMBERLINE  and  its shareholders to reinforce and encourage the continued attention and dedication of the Executive, to his assigned duties without distraction and to ensure the continued availability to TIMBERLINE of the Executive in the event of a Change in Control.

                                   Agreement

         THEREFORE,  in  consideration  of the foregoing and other  respective covenants and agreements of the parties herein  contained,  the parties hereto agree as follows:

1.       DEFINITIONS.  As used herein:

         (a)      Change in Control means and is limited to a  transaction  of
                  series  of  related  transactions   (including   open-market
                  purchases)  pursuant  to which a  "person"  (as such term is used in Section 13(d) of the Securities Exchange Act of 1934 as amended)  becomes the  beneficial  owner (as such term is used in  Section  13(d) of the  Securities  Exchange  Act of
                  1934, as amended) of either:

                  (i)      at least fifty percent (50%) of the combined voting
                           power of TIMBERLINE's then outstanding  securities;
                           or

                  (ii)     at  least  twenty  percent  (20%)  of the  combined
                           voting  power  of  TIMBERLINE's   then  outstanding
                           securities,  followed  by a change of a majority of
                           the members of the Board of Directors.

         (b)      Board of Directors means:

                  (i)      individuals  who on the date hereof  constitute the
                           Board of TIMBERLINE, and

                  (ii)     any new  director who  subsequently  was elected or
                           nominated   for  election  by  a  majority  of  the
                           directors who held such office immediately prior to
                           a Change in Control.

         (c)      Base Salary means the  Executive's  annual  salary as of the
                  Change in Control, excluding performance or other bonuses.

         (d)      Cause means, and is limited to:

                  (i)      the  conviction  of the  Executive  by a  court  of
                           competent  jurisdiction for felony criminal conduct
                           or criminal conduct involving moral turpitude,

                  (ii)     dishonesty,   gross   negligence,   or   deliberate
                           misconduct by the Executive in the  performance  of
                           his duties to TIMBERLINE  where such action results
                           in material financial harm to TIMBERLINE,

                  (iii)    willful  and  material   breach  of  any  agreement
                           between  the   Executive   and   TIMBERLINE   which
                           continues  uncorrected  for thirty  days  following
                           written  notice of such breach from  TIMBERLINE  to
                           the Executive,

                  (iv)     inappropriate  personal  conduct  by the  Executive
                           which materially damages the reputation,  good name
                           or   financial   viability  of   TIMBERLINE   which
                           continues  uncorrected  for thirty  days  following
                           written notice from TIMBERLINE to the Executive, or

                  (v)      participation  by the  Executive  for his  personal
                           benefit  in the  affairs  of an  entity  that  is a
                           competitor of TIMBERLINE  that continues for thirty
                           days following  written  notice from  TIMBERLINE to
                           the Executive.

         (e)      Good Reason means, and is limited to:

                  (i)      a   reduction   in  the  duties  or  the  scope  of
                           responsibility   of  the   Executive   below  being
                           primarily   responsible  for  all  of  TIMBERLINE's
                           product as of the time of the Change in Control but
                           not if  such  reduction  results  from a  shift  of
                           administrative responsibilities or title,

                  (ii)     a reduction in the Executive's annual salary, or

                  (iii)    the  relocation  of  the  Executive,   without  the
                           Executive's   consent,   to  a  primary   place  of
                           employment   outside   of  the   Portland,   Oregon
                           metropolitan area.

2. TERM OF AGREEMENT.  This  Agreement  shall  commence on the date hereof and shall  continue  in effect  until the earlier of (A) the date that any and all benefits  due to  Executive  under this  Agreement  upon the  happening of the events set forth herein have been paid and  satisfied and all  obligations  of
TIMBERLINE to the Executive  have been performed or (B) the date the Executive and TIMBERLINE agree in writing to terminate this Agreement.

3. PAYMENTS UPON THE OCCURRENCE OF A CHANGE IN CONTROL. Upon the occurrence of a Change  in  Control,  TIMBERLINE  shall  pay to the  Executive  the  amounts described below.

         One hundred percent (100%) of his annual Base Salary as follows:

                  (i)      Fifty  percent  (50%)  upon the  occurrence  of the
                           Change of Control, and

                  (ii)     Fifty percent (50%) paid in equal monthly  payments
                           over the  twelve  months  following  the  Change in
                           Control.

4.  CONTINGENT  PAYMENTS  FOLLOWING  THE  OCCURRENCE  OF A CHANGE  IN  CONTROL.
Following the occurrence of a Change in Control,  TIMBERLINE shall, subject to the conditions describe below, pay (in addition to the amounts provided for by
Section 3 above) to the Executive the amounts described below:

         Two hundred percent (200%) of his annual Base Salary as follows:

                  (i)      If the Executive  continues to work for  TIMBERLINE
                           for the twenty-four  months following the Change in
                           Control, in one lump-sum payment at the end of such
                           period, or

                  (ii)     If the  Executive's  employment  with TIMBERLINE is
                           terminated   either  without  Cause  or  with  Good
                           Reason,  in equal monthly payments from the date of
                           such termination through the end of the twenty-four
                           month period following the Change in Control.

The  Executive  shall  forfeit the right to the  receive any further  payments described in this Section 4 if:

                  (i)      The   Executive's   employment   in  terminated  by
                           TIMBERLINE for Cause;

                  (ii)     The   Executive   terminates   his   employment  by
                           TIMBERLINE without Good Reason, or

                  (iii)    The Executive breaches any of the  non-solicitation
                           and confidentiality provisions contained in Section
                           9 of this Agreement.

5. TERMINATION OF EXECUTIVE'S EMPLOYMENT BY REASON OF DEATH OR DISABILITY.  In
the  event of the  Executive's  death or  disability  during  the Term of this
Agreement but prior to the  occurrence of a Change of Control,  this Agreement shall  terminate  and the  Executive  shall only be entitled to such  benefits provided  under any  policy,  plan or program  governing  death or  disability maintained by TIMBERLINE  and covering the  Executive.  The  determination  of disability and the amount and entitlement of benefits shall be governed by the terms  of such  policy,  plan or  program.  In the  event  of the  Executive's disability,  the  Executive's  Date of Termination  shall be the date on which
Executive  becomes  unable,  by reason of  physical or mental  disability,  to perform the services  required of him for his position,  even with  reasonable accommodation,  for the period of time  indicated in  TIMBERLINE's  group long term disability plan (in which the Executive is a participant)  during which a participant  must be disabled before  benefits  become payable.  In connection with the Executive's termination due to disability, a qualified physician must certify  the  disability  and  TIMBERLINE  shall at all times  comply with the
Americans  With   Disabilities  Act  and  any  other   applicable   disability
discrimination  law.  In the  event of the  Executive's  death  or  disability
following  the  occurrence  of  a  Change  of  Control,   the  termination  of
Executive's  employment  shall for  purposes of this  Agreement be treated the same as if TIMBERLINE had terminated the Executive's  employment without cause and all amounts due under this Agreement shall be paid to the Executive or his estate, representative or heirs as such amounts become due.

6.  ADDITIONAL  BENEFITS.  The benefits  provided to the Executive  under this
Agreement  are  intended to be in addition to and  supplement  any benefits to which the Executive may otherwise be entitled to receive under any retirement, pension, profit sharing, stock option, stock incentive or similar compensation plan provided by TIMBERLINE to its executive officers.

7.  REDUCTION  OF PAYMENTS IN ORDER TO AVOID EXCISE  TAXES.  The amount of any payments otherwise payable by TIMBERLINE to the Executive under this Agreement shall be reduced to the extent  that such  payments,  together  with any other payments  to be made to the  Executive  as a result of a Change of Control are determined,  in the reasonable  determination of the Compensation Committee of
TIMBERLINE's  Board of Directors to  constitute  "excess  parachute  payments"
subject to excise tax pursuant to Section 4999 of the Internal Revenue Code of
1986, as may be amended, or any successor or similar provision thereto.

8. NO MITIGATION.  The Executive  shall not be required to mitigate the amount of any payment  provided for in this Agreement by seeking other  employment or otherwise, nor shall the amount of any payment or benefit provided for in this
Agreement be reduced by any compensation earned by the Executive as the result of employment by with employer after the Date of Termination provided that the
Executive  otherwise  fully  complies with all of the terms and  conditions of this Agreement.

9.       RESTRICTIVE COVENANTS.

         (a)      NON-SOLICITATION.  During his employment and for a period of
                  twenty-four   months   following  the   termination  of  the
                  Executive's  employment for any reason, whether initiated by
                  TIMBERLINE or by the Executive, Executive shall not directly or  indirectly,  employ or  solicit,  entice,  or induce any individual  who is an employee of TIMBERLINE at such time to become  employed by or provide  services to any other person or entity.

         (b)      CONFIDENTIALITY.    The   Executive   further   agrees   and
                  acknowledges  his  existing  obligation  that  at all  times during and subsequent to his employment with TIMBERLINE,  to not  disclose or use for any purpose  other than  furthering the interests of TIMBERLINE any trade secret or confidential information  or  knowledge  pertaining  to the  business  of
                  TIMBERLINE,  any of its subsidiaries or any of its customers or suppliers,  obtained  during his employment by TIMBERLINE or any of its subsidiaries.

10.      SUCCESSORS; BINDING AGREEMENT.

         (a)      SUCCESSORS.  Any successor to TIMBERLINE  (whether direct or indirect, by purchase,  merger,  consolidation or otherwise)
                  to all or substantially all of the business and/or assets of
                  TIMBERLINE shall assumed all obligations of TIMBERLINE under this  Agreement  and shall inure to all rights of TIMBERLINE under  this  Agreement  in the same  manner  and to the same extent that  TIMBERLINE  would be required to perform and be entitled  to the  benefits  of  this  Agreement  if no  such succession had taken place.

         (b)      BINDING AGREEMENT. This Agreement shall inure to the benefit of and be enforceable by the  Executive's  personal or legal
                  representatives,    successors,    heirs,   and   designated
                  beneficiaries.  If the Executive should die while any amount would  still be payable to the  Executive  hereunder  if the
                  Executive  had continued to live,  all such amounts,  unless otherwise provided herein,  shall be paid in accordance with the terms of this  Agreement to the  Executive's  designated
                  beneficiaries   or,   if   there   is  no  such   designated
                  beneficiary, to the Executive's estate.

11. NOTICE.

         (a)      FORM AND  DELIVERY.  All  notices  and other  communications provided for in the Agreement  shall be in writing and shall be deemed to have been duly given when  delivered  or mailed by  United  States  registered  or  certified  mail,  return receipt  requested,  postage prepaid,  addressed to the last known  residence  address of the Executive or in the case of
                  TIMBERLINE,  to its principal office to the attention of its corporate  Secretary,  or to such  other  address  as either party  may  have  furnished  to  the  other  in  writing  in accordance herewith, except that notice of change of address shall be effective only upon receipt.

         (b)      NOTICE  OF  TERMINATION.   Any  termination  of  Executive's
                  employment   by   TIMBERLINE   or  by  Executive   shall  be
                  communicated  by written  Notice of Termination to the other party  hereto,  which  shall  indicate  (I) in the  case  of termination by TIMBERLINE,  either that such  termination is with  "Cause" as such term is defined in this  Agreement  or that such  terminations is without  "Cause",  or (ii) in the
                  case  of   termination   by  Executive,   either  that  such
                  termination is with "Good Reason" as such term is defined in this  Agreement or that such  termination  is without  "Good
                  Reason."   Unless   the  party   receiving   any  Notice  of
                  Termination  notifies the party who gave such notice  within
                  10 days of  receipt  of the  Notice  of  Termination  that a dispute exists  concerning  the nature of such  termination, the  existence  or  non-existence  "Cause" or "Good  Reason"
                  shall be conclusive.

12.  ARBITRATION.  Any  dispute  arising  under  or in  connection  with  this
Agreement  (including  without  limitation,  the existence of "Cause" or "Good
Reason"  shall be  resolved  by final and  binding  arbitration  to be held in
Portland,  Oregon in accordance  with the rules and procedures of the American
Arbitration Association. The parties shall select a mutually acceptable single arbitrator to resolve the dispute or if they fail or are unable to do so, each side shall within the following  ten business days select a single  arbitrator and the two so selected shall select a third  arbitrator  within the following ten business  days and the three  arbitrators  so selected  shall conduct such arbitration with the final  arbitrator  acting as the chair of the arbitration panel.  The  arbitrator(s)  shall  have no  power  to award  any  punitive  or exemplary damages. The arbitrator(s) may construe or interpret,  but shall not ignore or vary the terms of this Agreement,  and shall be bound by controlling law. The arbitration award or other resolution may be entered as a judgment at the request of the prevailing party by any court of competent  jurisdiction in
Oregon or elsewhere.

13. Miscellaneous.

         (a)      MODIFICATION  AND WAIVER.  Except as otherwise  specifically provided in this  Agreement,  no provision of this Agreement may be modified,  waived or  discharged  unless such waiver, modification or discharge is agreed to in writing and signed by the parties. No waiver by either party hereto at any time of any breach by the other  party to this  Agreement  of, or compliance with, any other party shall be deemed a waiver of similar or  dissimilar  provisions or conditions at the same or at any prior or similar time.

         (b)      ENTIRE AGREEMENT. No agreements or representations,  oral or otherwise,  express or implied,  with respect to the subject matter  hereof have been made by either  party which are not expressly set forth in this Agreement.

         (c)      GOVERNING  LAW. The validity,  interpretation,  construction and  performance  of this  Agreement  shall be  governed  by
                  Oregon law.

         (d)      SEVERABILITY.  The  invalidity  or  unenforceability  of any provision of this Agreement shall not affect the validity or enforceability  of any other  provision  of this  Agreement, which shall remain in full force and effect.

IN  WITNESS  WHEREOF,  TIMBERLINE,  through  its  authorized  agent,  and  the
Executive  have  executed  this  Agreement  as of the day and date first above written.

THE EXECUTIVE                               TIMBERLINE SOFTWARE CORPORATION

/s/ Curtis L. Peltz                      By:/s/ Carl C. Asai
-------------------------------             ----------------------------------
Curtis L. Peltz                             Carl C. Asai, Senior Vice President/
                                            Finance and Chief Financial Officer